Exhibit 99.1

Investor Presentation November 2015

Forward - Looking Statement Certain statements in this report may constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” or words of similar meaning or other statements concerning opinions or judgment of the Company and its management about future events. Although the Company believes that its expectations with respect to forward - looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any future results, performance, or achievements expressed or implied by such forward - looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic and bank industry conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, accounting standards or interpretations of existing standards, mergers and acquisitions, technology, and consumer spending and savings habits. More information is available on the Company’s website, http://investors.bankatunion.com and on the Securities and Exchange Commission’s website, www.sec.gov. The information on the Company’s website is not a part of this presentation. The Company does not intend or assume any obligation to update or revise any forward - looking statements that may be made from time to time by or on behalf of the Company. 2

Company Overview • The largest community banking organization headquartered in Virginia • Holding company formed in 1993 – Banking history goes back more than 100 years • 7 whole bank and 16 branch acquisitions since 1993 • Assets of $7.6 Billion • Comprehensive financial services provider offering • Commercial and r etail banking through Union Bank & Trust • Mortgages primarily through Union Mortgage Group, LLC • Investment, wealth management and trust services • Insurance products through Union Insurance Group, LLC • Investments in 3 title agencies and payments space start - up 3

Union’s Strengths • Unique branch network across Virginia, competitive banking products and services and a loyal customer base • Well positioned for organic growth given commercial activity, household income levels and population growth in its footprint • Strong balance sheet and solid capital base • Conservative in - market lender • Experienced management team • Successful acquirer and integrator • Proven financial performance in both good and bad economic climates 4

O rganic growth opportunities in our footprint Charlottesville Region Fredericksburg Region Hampton Roads Region Northern Neck Region Northern Virginia Region Rappahannock Region Richmond Region Southwest Region Total UBSH Regions Market Information, 2014 Total Households 220,068 134,666 451,124 26,024 420,049 198,251 391,588 258,821 2,100,591 Projected Five - Year Household Growth 4.3% 5.9% 4.3% 2.3% 6.1% 7.7% 5.0% 3.2% 5.0% Median Household Income $53,791 $82,502 $60,104 $50,185 $109,705 $105,080 $58,675 $48,136 $73,178 Total Businesses 29,631 14,983 54,355 3,415 51,873 25,304 53,653 32,260 265,474 Total Market Deposits ($MM), 06/30/14 $8,928 $4,280 $15,881 $1,450 $30,446 $9,202 $16,720 $13,198 $100,107 Total Active Market Branches 196 101 239 39 358 193 299 234 1,659 5 - Yr Market Deposit CAGR, '09 - '14 1.6% 2.5% 2.0% 0.2% 3.5% 3.8% 2.6% 2.7% 2.7% 5 Source : CPG analysis of data from Nielsen, 2014; and SNL Financial, LC, 2015.

Diversity Supports Growth in Virginia Richmond • State Capital • Fortune 500 headquarters (6) • Finance and insurance • VCU & VCU Medical Center Fredericksburg • Defense and security contractors • Health care • Retail • Real Estate development Charlottesville • University of Virginia & Medical College • High - tech and professional businesses • Real Estate development Northern Virginia • Nation’s Capital • Defense and security contractors • Associations (lobbyists) • High tech Virginia Beach - Norfolk • Military • Shipbuilding • Fortune 500 headquarters (3) • Tourism Roanoke - Blacksburg • Virginia Tech • Health care • Retail • Fortune 500 headquarters (1) 6

Union Bank & Trust • 124 branches – closed 7 branches in 3 rd quarter • Only Virginia based bank with a statewide footprint • 1,272 FTEs • 5 5 Commercial Lenders • $ 5.5 Billion Loans • $5.8 Billion Deposits • 147,000+ Core Consumer Households 7

NC DC VA AL CT DE GA IL IN KY MA MD MI MS NJ NY OH RI SC TN WV Strong Deposit Franchise 8 Source: SNL Financial, FDIC and MapInfo Professional as of 6/30/2015 Note: Richmond market total deposits includes non - retail deposits; Fredericksburg market defined as Caroline, Fredericksburg Cit y, King George, Spotsylvania, & Stafford counties; Culpeper market defined as Culpeper, Madison, Orange & Rappahannock; all other markets per MSA definitions in SNL F ina ncial Richmond Rank: #5 Deposits: $1.7 bn Market Tot.: $35.9 bn Mkt. Share: 4.8% Blacksburg Rank: #1 Deposits: $690 mm Market Tot.: $2.9 bn Mkt. Share: 23.5% Staunton / Harrisonburg Rank: #2 Deposits: $496 mm Market Tot.: $3.6 bn Mkt. Share: 13.9% Culpeper Rank: #1 Deposits: $432 mm Market Tot.: $ 1 .3 bn Mkt. Share: 34.4% MSA Market Share Rank Company Deposits Total Market Deposits Market Share Roanoke Deposits: $351 mm Market Tot.: $7.3 bn Mkt. Share: 4.8% Rank : #6 Charlottesville Rank: #4 Deposits: $411 mm Market Tot.: $4.3 bn Mkt. Share: 9.6% VA Fredericksburg Rank: #1 Deposits: $845 mm Market Tot.: $3.8 bn Mkt. Share: 22.1% Branches: 8 Branches: 13 Branches: 8 Branches: 14 Branches: 42 Branches: 8 Branches: 9 Statewide Rank: #6 Deposits: $5.8 bn Market Tot.: $183 bn Mkt. Share: 3.16%

Deposit Market Share Summary for Virginia 2015 Rank Institution (ST) 2015 Number of Branches 2015 Total Deposits in Market ($000) 2015 Total Market Share (%) 1 Wells Fargo & Company (CA) 291 36,737,065 20.06 2 Bank of America Corporation (NC) 143 27,608,625 15.08 3 BB&T Corporation (NC) 359 22,793,623 12.45 4 SunTrust Banks, Inc. (GA) 209 18,786,024 10.26 5 Capital One Financial Corporation (VA) 81 10,649,114 5.82 6 Union Bankshares Corporation (VA) 124 5,794,802 3.16 7 TowneBank (VA) 32 4,340,224 2.37 8 United Bankshares, Inc. (WV) 58 4,171,601 2.28 9 Carter Bank & Trust (VA) 88 3,884,669 2.12 10 PNC Financial Services Group, Inc. (PA) 101 3,360,408 1.84 11 Cardinal Financial Corporation (VA) 27 2,679,491 1.46 12 Burke & Herbert Bank & Trust Company (VA) 25 2,232,564 1.22 13 Citigroup Inc. (NY) 9 2,126,817 1.16 14 First Citizens BancShares, Inc. (NC) 44 1,351,695 0.74 15 Toronto - Dominion Bank 21 1,337,814 0.73 Branches Total Deposits Total Market Share Total For Top 15 Institutions 1611 $147,854,536 80.75 Total For Institutions In Market 2,510 $183,102,906 Top Community Bank Market Share 9 Source: SNL Financial - Deposit data as of 6/30/2015

Union Mortgage Group • 20 offices: 18 in Virginia, 1 each in Maryland and North Carolina • 110 FTEs – 44 loan officers • $148.1 million in 3Q15 originations – 32% refinance • $59,000 net income in 3Q15 • Re - tooled operating platform helps recruit new sales talent and profitably grow production • Opportunities : • Expand salesforce in growth markets • Strategically keep certain mortgage production on balance sheet for earning asset growth • Improved pipeline management and fulfillment will allow for better delivery models 10

Union Wealth Management • Trust, Asset Management, Private Banking and Brokerage services • 68 FTEs • $1.8B in AUM and AUA, the majority of which is managed assets • $2.3 million in fees generated in 3Q15 • Organic and Acquisitive growth opportunities • Expand services to existing customers • Opportunities to cross - sell retail and commercial customers of bank • Leveraging bank brand/reputation in wealth management space • Target advisors, teams and firms that complement our wealth model and client service culture 11

Third Quarter 2015 Highlights • Net Income $18.2 million; earnings per share of $0.40 • Mortgage company remained profitable • Loan growth for last 12 months was 7.2%; annualized Loan growth was 4.3% for the quarter • Annualized average deposit balances grew 7.3% • Core Net Interest Margin declined by 9 basis points to 3.77% - expect continued modest decline over next several quarters • Asset Quality remained strong as nonaccrual loans and OREO balances declined from prior year 12

Balance Sheet Trends 13 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 2009 2010 2011 2012 2013 2014 3Q 2015 $2,587 $3,837 $3,907 $4,096 $4,177 $7,359 $7,594 Assets ($M) $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2009 2010 2011 2012 2013 2014 3Q 2015 $ 1,874 $ 2,837 $ 2,819 $ 2,967 $ 3,039 $ 5,346 $ 5,544 Loans ($M) $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2009 2010 2011 2012 2013 2014 3Q 2015 $ 1,916 $ 3,070 $ 3,175 $ 3,298 $ 3,237 $ 5,639 $ 5,819 Deposits ($M)

Repurchased 1.1 million shares in 2012 Capital Ratios 14 • Since 2011, increased quarterly dividend from $0.07/share to $0.19/share • Repurchased 4.1 million shares over past 3.5 years • As of October 30, 2015, approximately $2.5 million remaining on $65 million 2014 stock buyback authorization • New $25 million authorization through Dec. 31, 2016 announced on November 3, 2015 Repurchased 500,000 shares in 2013 Repurchased 2.1 million shares in 2014 Repurchased 347,000 shares in 2015 YTD 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2010 2011 2012 2013 2014 3Q 2015 14.68% 14.51% 14.57% 14.17% 13.38% 12.69% 8.22% 8.91% 8.96% 8.93% 9.27% 9.29% Total risk-based capital Tangible Equity/Tangible Assets

Profitability Ratios and Income Trends * excludes after - tax acquisition expenses and acquisition accounting impact 15 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2010* 2011* 2012* 2013* 2014* 3Q15* 0.78% 0.80% 0.89% 0.90% 0.91% 0.96% Return on Average Assets (ROA) 8.50% 9.00% 9.50% 10.00% 10.50% 11.00% 2010* 2011* 2012* 2013* 2014* 3Q15* 9.77% 9.42% 9.89% 10.07% 10.19% 10.70% ROTCE $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2010* 2011* 2012 2013* 2014* 2015 YTD** $29,129 $30,722 $35,411 $36,538 $66,315 $49,264 Net Income ($) 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2010* 2011* 2012* 2013* 2014* 1Q 2015* 2Q 2015* 3Q 2015* 4.24% 4.37% 4.24% 4.18% 3.93% 3.84% 3.86% 3.77% Net Interest Margin

Top - Tier Financial Performance Focus • Union is committed to achieving top tier financial performance and providing our shareholders with above average returns on their investment • Key financial performance metrics benchmarked against top quartile peers • Top Tier Financial Performance targets: 16 Financial Performance Metric Union Targets Return on Assets 1.1% - 1.3% Return on Tangible Common Equity 13% - 15% Efficiency Ratio < 60%

Path to Top Tier Return on Tangible Common Equity 6.00 7.00 8.00 9.00 10.00 11.00 12.00 13.00 14.00 ROTCE - 2015 YTD ROTCE Target 0.9 - 1.1% 0.3 - 0.5% 0.2 - 0.4% 0.4 - 0.6% 0.3 - 0.5% 1.1 - 1.3% 13+% 9.9% Loan Growth with Stabilized NIM Rate rise of 100 bps Normalized OREO Expense Management Improved Mortgage Profitability Capital Optimization Revenue Expense Profit and Capital This path also delivers Return on Assets of above 1.1% 17

2015 Outlook • Leveraging new franchise • Stable to growing economy in footprint • Mid single digit loan growth • Modest net interest margin compression • Continued asset quality improvement – reduction of OREO • Improving ROA, ROTCE and Efficiency Ratio 18

Value Proposition • Statewide Branch footprint is a competitive advantage and brings a unique franchise value • Strong balance sheet and capital base • Organic growth and acquisition opportunities • Experienced management team • Committed to top tier financial performance • Shareholder Value Driven • Solid dividend yield and payout ratio with earnings upside 19

THANK YOU!